UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-07336	59-34862971
(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL  32904

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (321) 984-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On January 25, 2005, the Company issued a press release announcing that it had received its initial order for RELM BK Radio-brand portable two-way transceivers under the recently awarded contract for the California Department of Forestry. The order totals approximately $700,000 and is expected to be shipped later this year. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Company on January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005.

RELM WIRELESS CORPORATION
(Registrant)

By:	/s/ WILLIAM P. KELLY
William P. Kelly Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by the Company on January 25, 2005